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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest reported) February 15, 2007

                          MOLSON COORS BREWING COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                      1-14829                  84-0178360
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

           1225 17th Street, Suite 3200                            80202
                 Denver, Colorado                                ----------
                                                                 (Zip Code)
           1555 Notre Dame Street East
             Montreal, Quebec Canada                               H2L 2R5
     ----------------------------------------                   -------------
     (Address of principal executive offices)                   (Postal Code)

Registrant's telephone number, including area code      303.277.6661  (Colorado)
                                                        ------------------------
                                                        514.521.1786  (Quebec)
                                                        ------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                           PART II. OTHER INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         (a) On February 15, 2007, Molson Coors Brewing Company issued a press release setting forth its earnings for the fiscal fourth quarter and full year ending December 31, 2006. A copy of its press release is being furnished as
Exhibit 99.1 attached hereto and incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MOLSON COORS BREWING COMPANY
                                        (Registrant)

Date: February 15, 2007
                                        /s/ Martin L. Miller
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                                        (Martin L. Miller, Global Controller and
                                        Chief Accounting Officer)

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                                  EXHIBIT INDEX
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Exhibit No.   Description
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99.1          Press release of Molson Coors Brewing Company dated
              February 15, 2007, reporting 2006 fourth quarter and full-year results.